Related parties transactions	6 Months Ended
Jun. 30, 2026
Related Party [Abstract]
Related parties transactions	Related parties transactions
Associated companies
As of June 30, 2026, Alcon holds voting interests of approximately 21.4% in an associated company. Investments in associated companies are accounted for using the equity method as Alcon is considered to have significant influence.
The below table summarizes activity related to investments in associated companies for the six months ended June 30, 2026 and 2025.

	Investments in associated companies
($ millions)	2026	2025
Balance as of January 1	77	293
Purchases	—	8
Share of loss from associated companies recognized in Consolidated Income Statement	(6)	(15)
Gains on fair value remeasurements recognized in Consolidated Income Statement(1)	—	142
Recognition of business combinations(1)	—	(348)
Balance as of June 30	71	80
(1)    Refer to Note 12 for additional information.
On May 11, 2026, Alcon entered into a financing arrangement with a supplier for one of its majority-owned subsidiaries under which Alcon provided funding of $25 million in exchange for a note receivable maturing on May 11, 2033. Although Alcon is considered to have significant influence under the terms of the arrangement, Alcon does not hold any outstanding or potential equity interest with the supplier. The note receivable is accounted for as a financial asset measured at amortized cost.
As of June 30, 2026, the carrying amount of the note receivable was $25 million and was recorded in Financial assets on the Condensed Consolidated Balance Sheet. For the six months ended June 30, 2026, purchases from the supplier amounted to $0.2 million for the supply of materials.